Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Operating revenues
Contract drilling	$ 645,076	$ 650,562	$ 586,507
Operating costs and expenses
Contract drilling	223,565	252,427	221,709
Depreciation	43,597	37,030	35,119
General and administrative	44,407	40,620	31,639
Other, net	4,847	(1,855)	(402)
Total costs and expenses	316,416	328,222	288,065
Operating income	328,660	322,340	298,442
Other income (expense):
Interest expense, net of capitalized interest	(4,530)	(2,725)	(2,293)
Interest income	717	364	282
Other income (expense) total	(3,813)	(2,361)	(2,011)
Income before income taxes	324,847	319,979	296,431
Provision for income taxes	53,173	62,983	45,686
Net income	$ 271,674	$ 256,996	$ 250,745
Earnings per common share (Note 2):
Basic	$ 4.20	$ 3.99	$ 3.91
Diluted	$ 4.15	$ 3.95	$ 3.89
Average common shares outstanding (Note 2):
Basic	64,754	64,391	64,167
Diluted	65,403	65,028	64,493